UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 29, 2005

ESS TECHNOLOGY, INC.

(Exact name of registrant as specified in its charter)

California (State or other jurisdiction of incorporation)	0-26660 (Commission File Number)	94-2928582 (IRS Employer Identification No.)

48401 FREMONT BOULEVARD FREMONT, CA (Address of principal executive offices)	94538 (Zip Code)
Registrant’s telephone number, including area code: (510) 492-1088

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement
Item 9.01. Financial Statements and Exhibits
SIGNATURE
INDEX TO EXHIBITS
EXHIBIT 10.66
EXHIBIT 10.67

Item 1.01. Entry into a Material Definitive Agreement.

     On January 29, 2005, the Board of Directors approved 1) an amendment to certain outstanding stock option awards previously granted to members of the audit committee of the Board of Directors to provide a 3-year post-termination exercise period following a termination of service for any reason, 2) the corresponding amended and restated stock option agreement which reflects the new post-termination exercise period attached hereto as Exhibit 10.66, and 3) a form of agreement with the new post-termination exercise period to be used for future audit committee option grants attached hereto as Exhibit 10.67.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

EXHIBIT
NUMBER	DESCRIPTION
10.66	Amended and Restated Stock Option Agreement for Audit Committee members.
10.67	Form of Stock Option Agreement for Audit Committee members.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2005

By:	/s/ James B. Boyd

James B. Boyd
Chief Financial Officer

INDEX TO EXHIBITS

EXHIBIT
NUMBER	DESCRIPTION
10.66	Amended and Restated Stock Option Agreement for Audit Committee members.
10.67	Form of Stock Option Agreement for Audit Committee members.